PHOENIX INTERNATIONAL STRATEGIES FUND
                    A SERIES OF PHOENIX MULTI-PORTFOLIO FUND

      Supplement dated July 7, 2006 to the Prospectus dated March 31, 2006

IMPORTANT NOTICE TO INVESTORS OF PHOENIX INTERNATIONAL STRATEGIES FUND

The following corrects a presentation error of the expense waiver and footnote
(e) to the Fund Fees and Expenses table on page 13 of the current prospectus. The "Annual Fund Operating Expenses" portion of the table with the corrected footnote (e) is as follows:

                                                       CLASS A  CLASS B  CLASS C
                                                       SHARES   SHARES   SHARES
                                                       -------  -------  -------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                         0.85%   0.85%    0.85%
Distribution and Shareholder Servicing (12b-1) Fees(d)  0.25%   1.00%    1.00%
Other Expenses                                          0.79%   0.79%    0.79%
                                                        -----   -----    -----
TOTAL ANNUAL FUND OPERATING EXPENSES(e)                 1.89%   2.64%    2.64%
                                                        =====   =====    =====
------------------------------

(e) Contractual arrangement with the fund's investment adviser to waive management fees in the amount of 0.10% for Class A, Class B and Class C Shares, respectively, through September 30, 2006. Net Annual Fund Operating Expenses, after the waiver of management fees, are 1.79% for Class A Shares, 2.54% for Class B Shares and 2.54% for Class C Shares. The adviser will not seek to recapture any operating expenses waived under this arrangement.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                               FUTURE REFERENCE.


PXP 467/ISF Exp (7/06)